Blackstone Strategic Credit Fund

Portfolio of Investments
March 31, 2022 (Unaudited)
	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 123.48%
Aerospace & Defense - 3.58%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$2,877,551	$2,859,566
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	3,170,937	3,162,518
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	644,936	643,224
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	1,775,856	1,749,955
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	954,761	940,836
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	4,656,000	4,076,910
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,353,833	7,317,064
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	1,800,000	1,796,634
		22,546,707

Air Transport - 2.71%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	3,510,638	3,563,298
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	2,256,739	2,130,508
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	775,008	727,539
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	5,554,876	5,530,073
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	921,739	916,987
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	510,286	508,454
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	3,724,498	3,686,992
		17,063,851

Automotive - 1.78%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	6,329,619	3,832,395
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	4,546,846	4,506,243
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	2,970,416	2,840,000
		11,178,638

Beverage & Tobacco - 1.10%
Bengal Debt Merger Sub, LLC Delayed, First Lien Term Loan, 3M US L + 3.25%, 01/24/2029	250	247
Bengal Debt Merger Sub, LLC, First Lien Term Loan, L + 3.750%, 01/24/2029	4,338	4,276
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	7,100,940	6,939,891
		6,944,414

Brokers, Dealers & Investment Houses - 3.22%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	5,690,189	5,673,318
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	4,741,481	4,724,199
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	960,000	962,400
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,825,154
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	7,144,319	7,074,376
		20,259,447

Building & Development - 5.48%
Arc Falcon I, Inc., First Lien Term Loan, 3M US L + 3.75%, 09/30/2028	1,431,628	1,398,822

	Principal Amount	Value

Building & Development (continued)
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	$3,309	$3,281
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	2,093,321	2,031,390
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,189,272	2,154,244
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	1,375,862	1,333,603
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	6,726,962	6,575,639
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	9,544,557	9,349,419
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	1,841,194	1,821,254
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	1,430,435	1,415,236
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	669,573	659,111
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	3,202,590	3,178,298
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	4,580,271	4,539,232
		34,459,529

Business Equipment & Services - 20.22%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	4,124,532	4,069,841
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	3,143,115	3,125,435
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	1,868,792	1,861,784
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 12/29/2028	1,646,715	1,641,578
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	6,108,688	6,023,044
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	3,833,750	3,782,224
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	5,708,001	5,672,326
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	2,551,338	2,493,933
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,495,534	1,487,683
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 03/31/2028	2,257,131	2,237,663
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,890,429
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	1,730,602	1,721,949
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	2,201,835	2,183,119
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,445,027
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	1,021,818	1,022,671
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	2,271,385	2,266,422
Foundational Education Group, Inc., First Lien Term Loan, 4M US L + 4.25%, 08/31/2028	914,286	914,290
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	6,900,936	6,834,411
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	640,909	636,102
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	3,209,378	3,193,331
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	3,954,922	3,951,639
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,512,205	2,478,843
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	4,473,908	4,414,718
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	1,756,250	1,718,201
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	2,841,576	2,804,877
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	2,711,158	2,700,991
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	3,625,773	3,599,051
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	6,870,070	6,769,767
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	1,206,186	1,197,519
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025	5,808,820	5,787,037
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,144,170	4,082,007
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	3,483,000	3,440,560
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 0.00%, 03/02/2029(b)	1,512,470	1,508,689
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	752,240	745,188

	Principal Amount	Value

Business Equipment & Services (continued)
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	$1,199,116	$1,187,874
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	3,095,087	3,079,612
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	887,550	884,000
Seren BidCo, First Lien Term Loan, 3M US L + 0.00%, 11/16/2028(b)	1,608,000	1,597,950
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	2,615,210	2,589,464
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	3,520,131	3,472,609
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	2,088,000	2,072,340
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	1,827,698	1,813,990
1M US L + 3.75%, 02/15/2029	1,860,914	1,848,120
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	8,009,959	7,957,894
		127,206,202

Cable & Satellite Television - 1.07%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	6,860,438	6,724,327

Chemical & Plastics - 4.08%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	5,451,188	5,442,684
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	1,320,476	1,287,464
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	4,752,000	4,683,690
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.75%, 0.75% Floor, 08/18/2028	1,149,778	1,149,784
Hexion Holdings Corp., First Lien Term Loan, L + 5.000%, 03/15/2029	3,025,243	2,964,738
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	2,213,836	2,200,696
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	4,306,401	4,155,138
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 0.00%, 10/28/2024	1,880,000	1,813,965
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,995,334	1,933,977
		25,632,136

Clothing & Textiles - 0.45%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	2,947,455	2,847,979

Conglomerates - 2.21%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,007,345	2,978,880
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	1,697,432	1,327,715
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	3,829,069	3,723,769
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	1,002,857	998,470
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	4,948,046	4,883,127
		13,911,961

Containers & Glass Products - 4.12%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	2,753,014	2,731,678
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	1,960,348	1,952,075
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, L + 4.780%, 03/30/2029	5,630,331	5,545,877
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	685,526	672,888
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,635,534
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	1,667,250	1,649,836
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	7,691,186	7,539,285
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.50% Floor, 08/12/2028	1,681,883	1,660,868
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	2,666,667	1,533,333

	Principal Amount	Value

Containers & Glass Products (continued)
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	$80,156	$79,288
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028	899,027	889,291
		25,889,953

Diversified Insurance - 0.66%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	980,337	974,827
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	1,120,479	1,117,684
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,094,656	2,060,629
		4,153,140

Drugs - 1.99%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	4,551,419	4,519,423
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	3,756,396	3,729,895
LSCS Holdings/Eversana, First Lien Term Loan, 1M US L + 4.50%, 12/16/2028	1,476,378	1,463,467
Packaging Coordinators Midco, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/30/2027	359,012	357,590
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,289,003	1,281,758
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	1,163,871	1,159,506
		12,511,639

Ecological Services & Equipment - 0.32%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	2,059,704	2,023,659

Electronics/Electric - 26.01%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,834,683	1,834,683
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	2,509,184	2,493,501
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	5,135,923	5,112,401
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	3,809,278	3,775,147
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	3,834,728	3,793,984
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,820,000	5,589,644
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	5,757,573	5,703,625
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,770,419
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,733,607	1,719,521
CPI International, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	1,045,100	992,845
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	4,768,189	4,740,701
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	2,114,098	2,095,156
Deliver Buyer, Inc., First Lien Term Loan, 3M US L + 5.00%, 05/01/2024	4,675,457	4,675,457
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	6,146,571	6,059,874
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	8,001,434	7,921,419
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	5,093,489	4,959,785
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	2,422,864	2,412,773
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	6,241,851	6,179,433
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	4,574,717	4,534,688
Idera, Inc., First Lien B-1 Term Loan, 4M US L + 3.75%, 0.75% Floor, 03/02/2028	5,948,995	5,853,811
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,349,137	4,304,015
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	4,439,915	4,398,690
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	803,325	791,275
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	6,069,500	5,997,425
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	1,571,642	1,555,925

	Principal Amount	Value

Electronics/Electric (continued)
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	$2,299,968	$2,284,167
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	5,206,584	5,175,344
McAfee Corp., First Lien Term Loan, 3M US L + 4.00%, 03/01/2029	4,042,431	4,019,692
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	2,180,856	2,165,863
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	3,260,463	3,144,309
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	4,831,200	4,817,117
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	2,154,987	2,133,771
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 4.00%, 04/26/2024	6,490,459	6,459,369
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,644,329	2,631,940
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	3,874,107	3,862,484
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 0.00%, 02/01/2029	4,126,829	4,071,055
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,012,695	4,957,882
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	1,985,000	1,962,669
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	3,304,167	3,290,537
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	1,178,316	1,178,322
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	602,351	600,469
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	3,091,206	2,901,097
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/24/2028	8,731,954	8,655,550
		163,577,834

Equipment Leasing - 0.43%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	2,699,610	2,683,669

Financial Intermediaries - 2.09%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 07/27/2028	790,663	785,231
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	1,423,718	1,413,937
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	5,053,812	5,023,868
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	1,616,875	1,619,907
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	4,369,014	4,322,134
		13,165,077

Food Products - 0.28%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 5.00%, 1.00% Floor, 12/18/2026	1,792,650	1,772,483

Food Service - 3.57%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	3,599,029	3,585,767
Flynn Restaurant, First Lien Term Loan, 1M US L + 4.25%, 12/01/2028	1,569,255	1,552,911
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	6,138,608	6,010,065
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	5,502,607	5,365,042
Tacala Investment Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/05/2027	2,086,231	2,061,718
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,905,051
		22,480,554

Food/Drug Retailers - 0.85%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	4,025,595	3,970,948
3M US L + 4.25%, 0.50% Floor, 03/31/2026	695,559	687,212
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	668,403	659,330
		5,317,490

	Principal Amount	Value

Healthcare - 16.61%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	$3,482,995	$3,452,519
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	5,933,828	5,794,769
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	380,763	376,955
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	12,453,003	11,519,028
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	800,935	789,922
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,913,393	3,859,584
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	4,809,816	3,214,569
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	985,037	891,459
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,768,162	5,150,479
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,466,451	3,442,307
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	4,328,127	4,309,408
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	2,970,739	2,939,799
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	653,864	649,369
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 0.00%, 0.75% Floor, 02/23/2029	3,562,500	3,524,648
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	3,354,980	3,350,787
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	4,438,681	4,412,337
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	3,549,541	3,520,719
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 12/29/2028	78,999	78,160
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	4,925,876	4,908,955
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	3,279,735
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,221,956	1,210,824
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,355,469	2,335,448
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	1,728,346	1,714,303
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	6,339,350	6,300,553
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	949,640	906,056
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,306,125	4,987,758
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 10/01/2028	2,660,477	2,646,682
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	3,190,641	3,166,312
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	3,319,489	3,315,340
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	233,858	220,536
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,883,694	3,837,575
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	4,357,143	4,335,357
		104,442,252

Home Furnishings - 0.93%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	433,333	429,407
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	3,573,201	3,544,741
Osmosis Buyer Limited, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	1,906,667	1,889,392
		5,863,540

Industrial Equipment - 5.13%
Apex Tool Group LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 02/08/2029	2,788,136	2,722,419
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 0.00%, 12/14/2028	2,474,386	2,437,270
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,763,974	1,743,150
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	1,848,805	1,821,841

	Principal Amount	Value

Industrial Equipment (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	$224,105	$213,460
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	4,152,596	3,955,347
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,923,936	3,842,181
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	616,875	612,248
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,254,894
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 1.00% Floor, 08/31/2028(c)	167,039	166,517
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	5,424,830	5,407,877
Redwood Star Merger Sub, Inc., First Lien Term Loan, L + 5.000%, 03/16/2029	3,750,000	3,657,806
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	4,531,321	4,454,289
		32,289,299

Insurance - 0.75%
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	3,358,815	3,325,932
Hyperion Ins/Howden 11/21 Incremental Cov-Lite, First Lien Term Loan, 3M US L + 0.00%, 11/12/2027	950,119	940,765
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	443,787	437,130
		4,703,827

Leisure Goods/Activities/Movies - 4.70%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	9,745,687	8,722,779
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	4,024,397	3,920,447
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	2,551,111	2,525,600
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	4,557,684	3,529,539
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	717,696	545,226
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	3,708,988	3,652,834
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	487,467	480,087
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	3,640,495	3,585,887
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,771,315	2,624,962
		29,587,361

Lodging & Casinos - 0.04%
Scientific Games Holdings LP, First Lien Term Loan, L + 4.470%, 02/04/2029	271,154	269,071

Oil & Gas - 0.67%
Freeport LNG, First Lien Term Loan, 3M US L + 0.00%, 12/21/2028	4,217,781	4,192,938

Property & Casualty Insurance - 0.60%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/12/2027	1,170,000	1,158,669
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	2,639,318	2,623,812
		3,782,481

Publishing - 3.33%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	2,355,542	2,339,654
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	3,974,757	3,953,890
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	3,640,665	3,584,926
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	3,139,299	3,111,344
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	3,938,889	3,915,925
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 4M US L + 5.00%, 0.75% Floor, 09/25/2026	4,374,092	4,032,913
		20,938,652

	Principal Amount	Value

Retailers (except food & drug) - 0.03%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(d)	$223,321	$173,074

Surface Transport - 1.57%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	3,974,732	3,972,248
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	3,894,454	3,849,434
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	2,043,478	2,026,558
		9,848,240

Telecommunications - 2.81%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	6,134,671	6,063,110
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	3,197,965	3,148,668
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	4,038,918	4,037,667
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 0.00%, 03/22/2029	4,415,623	4,396,856
		17,646,301

Utilities - 0.09%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	818,027	585,961

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $786,138,657)		776,673,686

CORPORATE BONDS - 31.78%
Aerospace & Defense - 1.16%
Bombardier, Inc., 7.875%, 04/15/2027(e)	2,350,000	2,303,541
Howmet Aerospace, Inc., 5.950%, 02/01/2037	584,000	623,584
Science Applications International Corp., 4.875%, 04/01/2028(e)	760,000	750,416
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	830,000	780,847
TransDigm, Inc.:
4.625%, 01/15/2029	1,850,000	1,732,035
4.875%, 05/01/2029	1,150,000	1,080,195
		7,270,618

Air Transport - 0.17%
Air Canada, 3.875%, 08/15/2026(e)	1,100,000	1,039,494

Automotive - 0.76%
Allison Transmission, Inc.:
4.750%, 10/01/2027(e)	1,200,000	1,182,708
3.750%, 01/30/2031(e)	670,000	608,795
Ford Motor Co.:
7.400%, 11/01/2046	100,000	116,375
5.291%, 12/08/2046	1,377,000	1,339,009
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	850,000	792,523
Titan International, Inc., 7.000%, 04/30/2028	760,000	763,238
		4,802,648

Beverage & Tobacco - 0.05%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	380,000	344,430

Brokers, Dealers & Investment Houses - 1.04%
CVR Energy, Inc.:
5.250%, 02/15/2025(e)	1,170,000	1,137,690
5.750%, 02/15/2028(e)	300,000	285,107
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.750%, 09/15/2024	2,250,000	2,263,095
5.250%, 05/15/2027	800,000	786,480
4.375%, 02/01/2029	900,000	827,581

	Principal Amount	Value

Brokers, Dealers & Investment Houses (continued)
Navient Corp., 5.625%, 08/01/2033	$1,450,000	$1,223,851
		6,523,804

Building & Development - 1.15%
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	390,000	363,807
Dycom Industries, Inc., 4.500%, 04/15/2029(e)	570,000	537,898
Fluor Corp., 4.250%, 09/15/2028	960,000	945,648
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	350,000	334,684
Howard Hughes Corp.:
4.125%, 02/01/2029(e)	700,000	658,266
4.375%, 02/01/2031(e)	510,000	480,109
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	670,000	620,815
M/I Homes, Inc., 3.950%, 02/15/2030	180,000	158,719
Realogy Group LLC / Realogy Co.-Issuer Corp.:
5.750%, 01/15/2029(e)	840,000	793,330
5.250%, 04/15/2030(e)	240,000	221,100
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(e)	600,000	619,302
5.125%, 08/01/2030(e)	260,000	254,531
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	1,230,000	1,229,385
		7,217,594

Business Equipment & Services - 1.23%
Black Knight InfoServ LLC, 3.625%, 09/01/2028(e)	1,140,000	1,081,712
Iron Mountain, Inc.:
5.000%, 07/15/2028(e)	550,000	537,177
4.875%, 09/15/2029(e)	400,000	381,434
5.250%, 07/15/2030(e)	1,290,000	1,265,954
4.500%, 02/15/2031(e)	770,000	712,096
5.625%, 07/15/2032(e)	970,000	957,405
Open Text Corp., 3.875%, 02/15/2028(e)	600,000	576,306
Open Text Holdings, Inc., 4.125%, 12/01/2031(e)	1,000,000	938,345
TriNet Group, Inc., 3.500%, 03/01/2029(e)	510,000	469,585
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	870,000	849,363
		7,769,377

Cable & Satellite Television - 0.73%
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.250%, 02/01/2031(e)	700,000	636,156
4.500%, 06/01/2033(e)	1,200,000	1,078,764
DISH DBS Corp., 7.375%, 07/01/2028	880,000	834,790
Viasat, Inc.:
5.625%, 09/15/2025(e)	100,000	97,834
6.500%, 07/15/2028(e)	1,994,000	1,916,762
		4,564,306

Chemical & Plastics - 0.90%
Ashland LLC, 3.375%, 09/01/2031(e)	690,000	610,367
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	1,050,000	1,051,417
HB Fuller Co., 4.250%, 10/15/2028	210,000	196,999
Methanex Corp.:
5.125%, 10/15/2027	1,100,000	1,106,925
5.250%, 12/15/2029	130,000	132,196
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	620,000	612,083
Valvoline, Inc., 4.250%, 02/15/2030(e)	2,110,000	1,929,416
		5,639,403

Conglomerates - 0.61%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	940,000	947,167
LSB Industries, Inc., 6.250%, 10/15/2028(e)	650,000	660,241

	Principal Amount	Value

Conglomerates (continued)
Service Corp. International:
3.375%, 08/15/2030	$870,000	$785,558
4.000%, 05/15/2031	1,580,000	1,473,453
		3,866,419

Containers & Glass Products - 0.61%
Ball Corp.:
2.875%, 08/15/2030	680,000	610,640
3.125%, 09/15/2031	430,000	385,237
Sealed Air Corp., 6.875%, 07/15/2033(e)	1,990,000	2,272,878
TriMas Corp., 4.125%, 04/15/2029(e)	640,000	585,210
		3,853,965

Cosmetics & Toiletries - 0.07%
Edgewell Personal Care Co., 4.125%, 04/01/2029(e)	460,000	423,826

Drugs - 0.39%
Avantor Funding, Inc., 3.875%, 11/01/2029(e)	730,000	687,171
Bausch Health Cos., Inc.:
6.250%, 02/15/2029(e)	500,000	410,802
7.250%, 05/30/2029(e)	500,000	427,400
Valeant Pharma, 9.250%, 04/01/2026(e)	900,000	922,707
		2,448,080

Ecological Services & Equipment - 0.14%
Stericycle, Inc., 3.875%, 01/15/2029(e)	956,000	890,184

Electronics/Electric- 1.04%
Ciena Corp., 4.000%, 01/31/2030(e)	760,000	732,606
Entegris, Inc.:
4.375%, 04/15/2028(e)	750,000	727,204
3.625%, 05/01/2029(e)	350,000	327,918
Fair Isaac Corp., 4.000%, 06/15/2028(e)	1,570,000	1,522,774
II-VI, Inc., 5.000%, 12/15/2029(e)	100,000	97,893
Seagate HDD Cayman:
4.125%, 01/15/2031	250,000	237,388
5.750%, 12/01/2034	1,090,000	1,116,721
Sensata Technologies, Inc., 4.375%, 02/15/2030(e)	400,000	383,380
Synaptics, Inc., 4.000%, 06/15/2029(e)	650,000	613,997
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	820,000	760,193
		6,520,074

Equipment Leasing - 0.35%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
5.750%, 07/15/2027(e)	900,000	900,180
5.375%, 03/01/2029(e)	57,000	56,222
H&E Equipment Services, Inc., 3.875%, 12/15/2028(e)	750,000	704,059
Hertz Corp., 5.000%, 12/01/2029(e)	590,000	534,714
		2,195,175

Financial Intermediaries - 1.64%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	1,300,000	1,329,680
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	1,822,000	1,688,739
5.750%, 11/15/2031(e)	2,020,000	1,930,079
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	1,500,000	1,487,393
5.750%, 09/15/2031(e)	500,000	445,275
PRA Group, Inc., 5.000%, 10/01/2029(e)	1,070,000	1,016,088
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	1,870,000	1,886,363
World Acceptance Corp., 7.000%, 11/01/2026(e)	570,000	502,398
		10,286,015

	Principal Amount	Value

Food Products - 0.47%
Ingles Markets, Inc., 4.000%, 06/15/2031(e)	$350,000	$331,005
Lamb Weston Holdings, Inc.:
4.125%, 01/31/2030(e)	1,200,000	1,122,600
4.375%, 01/31/2032(e)	350,000	327,537
Post Holdings, Inc.:
4.625%, 04/15/2030(e)	928,000	837,149
4.500%, 09/15/2031(e)	390,000	346,121
		2,964,412

Food Service - 1.02%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	1,200,000	1,139,256
4.375%, 01/15/2028(e)	1,300,000	1,250,294
3.500%, 02/15/2029(e)	670,000	619,549
Aramark Services, Inc., 5.000%, 02/01/2028(e)	140,000	136,051
Performance Food Group, Inc., 5.500%, 10/15/2027(e)	520,000	518,136
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	1,240,000	1,218,300
3.625%, 03/15/2031	1,110,000	1,013,916
4.625%, 01/31/2032	550,000	532,947
		6,428,449

Food/Drug Retailers - 0.55%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	2,600,000	2,517,944
5.875%, 02/15/2028(e)	950,000	948,527
		3,466,471

Forest Products - 0.44%
Graphic Packaging International LLC, 3.500%, 03/01/2029(e)	240,000	221,255
Mercer International, Inc., 5.125%, 02/01/2029	1,940,000	1,874,399
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	400,000	385,404
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	310,000	293,322
		2,774,380

Healthcare - 1.53%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(e)	500,000	503,125
Carriage Services, Inc., 4.250%, 05/15/2029(e)	760,000	709,296
Charles River Laboratories International, Inc., 4.250%, 05/01/2028(e)	900,000	881,631
CHS/Community Health Systems, Inc., 6.875%, 04/01/2028(e)	900,000	818,100
DaVita, Inc., 4.625%, 06/01/2030(e)	1,770,000	1,655,304
Encompass Health Corp., 4.750%, 02/01/2030	1,380,000	1,327,098
Hologic, Inc., 3.250%, 02/15/2029(e)	1,200,000	1,122,042
Tenet Healthcare Corp.:
6.125%, 10/01/2028(e)	1,850,000	1,882,107
6.875%, 11/15/2031	660,000	706,061
		9,604,764

Home Furnishings - 0.08%
Tempur Sealy International, Inc., 3.875%, 10/15/2031(e)	610,000	523,978

Industrial Equipment - 0.21%
ATS Automation Tooling Systems, Inc., 4.125%, 12/15/2028(e)	400,000	376,480
Boyd Gaming Corp., 4.750%, 06/15/2031(e)	550,000	530,989
Wabash National Corp., 4.500%, 10/15/2028(e)	450,000	405,563
		1,313,032

Insurance - 0.66%
MGIC Investment Corp., 5.250%, 08/15/2028	1,240,000	1,226,347
NMI Holdings, Inc., 7.375%, 06/01/2025(e)	770,000	809,482

	Principal Amount	Value

Insurance (continued)
Radian Group, Inc.:
4.500%, 10/01/2024	$500,000	$503,132
6.625%, 03/15/2025	1,300,000	1,369,687
4.875%, 03/15/2027	250,000	251,569
		4,160,217

Leisure Goods/Activities/Movies - 1.02%
Carnival Corp., 7.625%, 03/01/2026(e)	950,000	957,315
Live Nation Entertainment, Inc.:
4.750%, 10/15/2027(e)	1,420,000	1,387,013
3.750%, 01/15/2028(e)	1,400,000	1,319,332
NCL Corp., Ltd., 5.875%, 02/15/2027(e)	184,000	181,475
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(e)	1,250,000	1,164,962
5.500%, 08/31/2026(e)	500,000	486,608
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	610,000	583,038
Vista Outdoor, Inc., 4.500%, 03/15/2029(e)	400,000	368,772
		6,448,515

Lodging & Casinos - 1.29%
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(e)	260,000	262,925
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	2,510,000	2,439,419
Cogent Communications Group, Inc., 3.500%, 05/01/2026(e)	570,000	542,278
Full House Resorts, Inc., 8.250%, 02/15/2028(e)	500,000	511,835
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(e)	1,000,000	920,940
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	2,700,000	2,539,688
3.625%, 02/15/2032(e)	400,000	363,674
Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028(e)	570,000	549,283
		8,130,042

Nonferrous Metals/Minerals - 0.46%
Commercial Metals Co., 3.875%, 02/15/2031	570,000	518,965
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	480,000	451,800
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	1,147,000	1,093,946
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	910,000	859,040
		2,923,751

Oil & Gas - 6.20%
Antero Resources Corp., 8.375%, 07/15/2026(e)	1,090,000	1,203,060
Apache Corp., 5.350%, 07/01/2049	1,030,000	993,265
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	620,000	661,013
Baytex Energy Corp., 8.750%, 04/01/2027(e)	400,000	429,522
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	760,000	751,283
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	1,790,000	1,666,794
Civitas Resources, Inc., 5.000%, 10/15/2026(e)	410,000	406,933
CNX Resources Corp., 6.000%, 01/15/2029(e)	1,460,000	1,476,505
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	970,000	968,380
EnLink Midstream LLC, 5.375%, 06/01/2029	530,000	529,587
EnLink Midstream Partners LP:
5.600%, 04/01/2044	1,010,000	873,145
5.450%, 06/01/2047	880,000	743,178
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	500,000	494,475
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	850,000	840,973
Laredo Petroleum, Inc.:
9.500%, 01/15/2025	1,310,000	1,368,033
10.125%, 01/15/2028	130,000	139,859
Matador Resources Co., 5.875%, 09/15/2026	1,790,000	1,825,173
MEG Energy Corp.:
7.125%, 02/01/2027(e)	300,000	314,500
5.875%, 02/01/2029(e)	1,470,000	1,493,013
Murphy Oil Corp., 6.375%, 07/15/2028	1,691,000	1,761,540
Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,480,000	1,470,649

	Principal Amount	Value

Oil & Gas (continued)
Nabors Industries, Ltd., 7.500%, 01/15/2028(e)	$1,840,000	$1,797,772
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	850,000	886,899
Occidental Petroleum Corp.:
7.950%, 06/15/2039	300,000	381,090
6.200%, 03/15/2040	1,100,000	1,223,277
6.600%, 03/15/2046	540,000	635,642
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	1,550,000	1,514,583
PBF Holding Co. LLC / PBF Finance Corp.:
7.250%, 06/15/2025	1,590,000	1,444,602
6.000%, 02/15/2028	450,000	362,482
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	750,000	792,038
Petrofac, Ltd., 9.750%, 11/15/2026(e)	900,000	824,675
Precision Drilling Corp., 6.875%, 01/15/2029(e)	1,430,000	1,453,187
Range Resources Corp., 4.750%, 02/15/2030(e)	320,000	318,304
SM Energy Co., 6.750%, 09/15/2026	1,780,000	1,832,759
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	1,860,000	1,757,142
Transocean, Inc.:
7.250%, 11/01/2025(e)	400,000	348,444
7.500%, 01/15/2026(e)	2,240,000	1,948,800
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	1,050,000	1,046,357
		38,978,933

Publishing - 0.45%
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	2,230,000	2,244,194
7.500%, 06/01/2029(e)	240,000	239,767
Gartner, Inc., 3.750%, 10/01/2030(e)	390,000	366,727
		2,850,688

Radio & Television - 0.69%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	850,000	813,875
Lamar Media Corp., 4.000%, 02/15/2030	263,000	250,742
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	760,000	761,672
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(e)	1,850,000	1,760,007
3.875%, 09/01/2031(e)	700,000	638,172
Urban One, Inc., 7.375%, 02/01/2028(e)	100,000	100,528
		4,324,996

Real Estate Investment Trust and Real Estate Operating Companies - 1.24%
Howard Hughes Corp., 5.375%, 08/01/2028(e)	770,000	774,270
iStar, Inc., 4.250%, 08/01/2025	1,550,000	1,527,502
Kennedy-Wilson, Inc., 4.750%, 02/01/2030	570,000	543,127
New Residential Investment Corp., 6.250%, 10/15/2025(e)	1,050,000	1,009,580
Starwood Property Trust, Inc.:
3.750%, 12/31/2024(e)	950,000	922,787
3.625%, 07/15/2026(e)	1,600,000	1,529,944
4.375%, 01/15/2027(e)	1,520,000	1,476,445
		7,783,655

Retailers (except food & drug) - 0.89%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	1,645,000	1,531,363
Bed Bath & Beyond, Inc., 5.165%, 08/01/2044	390,000	277,686
FirstCash, Inc., 4.625%, 09/01/2028(e)	2,045,000	1,905,306
Macy's Retail Holdings LLC:
5.875%, 04/01/2029(e)	200,000	199,769
4.300%, 02/15/2043	590,000	443,981
Papa John's International, Inc., 3.875%, 09/15/2029(e)	450,000	413,532
Sonic Automotive, Inc.:
4.625%, 11/15/2029(e)	600,000	540,753
4.875%, 11/15/2031(e)	320,000	284,576
		5,596,966

	Principal Amount	Value

Steel - 0.92%
Allegheny Technologies, Inc.:
5.875%, 12/01/2027	$800,000	$800,480
4.875%, 10/01/2029	1,130,000	1,072,195
Carpenter Technology Corp.:
6.375%, 07/15/2028	1,310,000	1,316,930
7.625%, 03/15/2030	100,000	102,520
Cleveland-Cliffs, Inc., 4.875%, 03/01/2031(e)	900,000	891,801
United States Steel Corp.:
6.875%, 03/01/2029	1,420,000	1,479,285
6.650%, 06/01/2037	100,000	103,660
		5,766,871

Surface Transport - 0.46%
Danaos Corp., 8.500%, 03/01/2028(e)	540,000	578,464
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	760,000	746,381
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(e)	640,000	608,397
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 05/15/2023	950,000	948,812
		2,882,054

Telecommunications - 0.81%
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	650,000	674,947
Lumen Technologies, Inc.:
7.600%, 09/15/2039	640,000	615,971
7.650%, 03/15/2042	450,000	435,177
SBA Communications Corp., 3.125%, 02/01/2029(e)	500,000	455,475
Switch, Ltd., 4.125%, 06/15/2029(e)	890,000	876,583
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	1,160,000	1,046,367
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	320,000	298,771
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	760,000	714,182
		5,117,473

Utilities - 0.35%
FirstEnergy Corp., 7.375%, 11/15/2031	1,135,000	1,401,952
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	850,000	804,346
		2,206,298

TOTAL CORPORATE BONDS
(Cost $205,003,755)		199,901,357

	Shares	Value
COMMON STOCK - 1.15%
Building & Development - 0.00%(f)
Brock Holdings III Inc.(b)	164,832	–

Oil & Gas - 1.15%
Ridgeback Resources Inc.(b)(g)	1,201,345	5,861,860
Total Safety Holdings, LLC(g)	2,951	1,106,625
Utex Industries Holdings, LLC(b)(g)	3,182	233,877
		7,202,362

TOTAL COMMON STOCK
(Cost $13,934,059)		7,202,362

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	228	–

	Shares	Value

Oil & Gas - 0.00%(f)(f)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$3,182

TOTAL WARRANTS
(Cost $0)		3,182

Total Investments- 156.41%
(Cost $1,005,076,471)		983,780,587

Other Assets in Excess of Liabilities - 1.98%		12,488,898

Mandatory Redeemable Preferred Shares - (7.15)%
(liquidation preference plus distributions payable on term preferred shares)		(45,000,000)

Leverage Facility - (51.24)%		(322,300,000)

Net Assets - 100.00%		$628,969,485

Amounts above are shown as a percentage of net assets as of March 31, 2022.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2022 was 0.45%
3M US L - 3 Month LIBOR as of March 31, 2022 was 0.96%
6M US L - 6 Month LIBOR as of March 31, 2022 was 1.47%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2022, the Fund has unfunded delayed draw loans in the amount of $2,339,637. Fair value of these unfunded delayed draws was $2,318,952.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $138,135,342, which represented approximately 21.96% of net assets as of March 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Amount represents less than 0.005% of net assets.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit Fund (formerly known as Blackstone / GSO Strategic Credit Fund) (“BGB” or the “Fund”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of March 31, 2022:

Blackstone Strategic Credit Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$114,751,885	$12,454,317	$127,206,202
Containers & Glass Products	–	24,356,620	1,533,333	25,889,953
Drugs	–	11,352,133	1,159,506	12,511,639
Electronics/Electric	–	162,584,989	992,845	163,577,834
Healthcare	–	100,106,895	4,335,357	104,442,252
Leisure Goods/Activities/Movies	–	27,061,761	2,525,600	29,587,361
Retailers (except food & drug)	–	–	173,074	173,074
Other	–	313,285,371	–	313,285,371
Corporate Bonds	–	199,901,357	–	199,901,357
Common Stock
Building & Development	–	–	–	–
Oil & Gas	–	1,106,625	6,095,737	7,202,362
Warrants
Healthcare	–	–	–	–
Oil & Gas	–	–	3,182	3,182
Total	$–	$954,507,636	$29,272,951	$983,780,587

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	$–	$18,394	$–	$18,394
Total	$–	$18,394	$–	$18,394

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGB has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$18,906,289	$4,773,980	$632,478	$(3,813)	$24,308,934
Accrued discount/ premium	7,991	-	-	-	7,991
Realized Gain/(Loss)	59	-	-	-	59
Change in Unrealized Appreciation/(Depreciation)	(178,483)	1,321,757	(629,296)	3,813	517,791
Purchases	2,978,938	-	-	-	2,978,938
Sales Proceeds	(9,175)	-	-	-	(9,175)
Transfer into Level 3	9,601,028	-	-	-	9,601,028
Transfer out of Level 3	(8,132,615)	-	-	-	(8,132,615)
Balance as of March 31, 2022	$23,174,032	$6,095,737	$3,182	$-	$29,272,951
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at March 31, 2022	$(174,091)	$1,321,757	$(629,296)	$-	$518,370

Information about Level 3 fair value measurements as of March 31, 2022:

Blackstone Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$23,174,032	Third-party vendor pricing service	Broker quote	N/A

Common Stock	5,861,860	Discounted Cash Flow	PV-10 discount rate(a)	10%
	233,877	Third-party vendor pricing service	Broker quote	N/A
	-	Performance multiple methodology	EBITDA multiple(a)	7.38x
Warrants	3,182	Third-party vendor pricing service	Broker quote	N/A
	-	Performance multiple methodology	EBITDA multiple(a)	4.25x

(a)	As of March 31, 2022, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA multiple	Increase	Decrease
PV-10 discount rate	Decrease	Increase

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy began reopening in 2021 and robust economic activity has supported a continued recovery, the emergence of new variants has contributed to setbacks to the recovery in the U.S. and abroad. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGB will seek to achieve its investment objectives by investing primarily in U.S. corporate fixed income instruments, including Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). At March 31, 2022, 98.02% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2022, BGB had invested $74,841,493 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2022, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc. Delayed Draw Term Loan	$209,521	$204,720
AthenaHealth Group Inc. Delayed Draw Term Loan	590,338	585,173
Boyd Delayed Draw Term Loan	618,421	613,783
Medical Solutions LLC, First Lien Delayed Draw Term Loan	124,545	123,689
Pediatric Associates Holding Company, LLC Delayed Draw Term Loan	11,970	11,842
PRO MACH Group, Inc., First Lien Delayed Draw Term Loan	205,412	204,770
Sovos Compliance, LLC., First Lien Delayed Draw Term Loan	203,994	203,995
Tekni-Plex, Inc. First Lien Delayed Draw Term Loan	47,676	47,160
VT Topco, Inc., First Lien Delayed Draw Term Loan	327,760	323,460
Total	$2,339,637	$2,318,592

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended March 31, 2022, BGB recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $24,606.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021 and December 31, 2021, to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2022, BGB had borrowings outstanding under its Leverage Facility of $322,300,000, at an interest rate of 1.51%. Face value approximates fair value at March 31, 2022; this fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2022, the average borrowings under BGB's Leverage Facility and the average interest rate were $327,711,111 and 1.23%, respectively.

On July 27, 2016, BGB issued 45,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $45,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGB makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2022, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2022, BGB’s leverage represented 36.87% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.35% of Managed Assets and the MRPS representing 4.52% of Managed Assets).